                                                                    EXHIBIT 10.1

                                 NINTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "NINTH AMENDMENT") is executed as of the 14th day of March, 2005, by and among Maverick Tube Corporation, a Delaware corporation (the "COMPANY"), SeaCAT, L.P., a Texas limited partnership ("SEACAT"), SEAC Acquisition, LLC, a Delaware limited liability company ("SEAC"), Maverick C&P, Inc., a Delaware corporation ("C&P"), Maverick Investment, LLC, a Delaware limited liability company ("INVESTMENT"), Maverick Tube, L.P., a Delaware limited partnership ("TUBE"), Precision Tube Holding, LLC, a Delaware limited liability company ("HOLDING"), Maverick GP, LLC, a Delaware limited liability company ("MAVERICK GP"), Precision GP, LLC, a Delaware limited liability company ("PRECISION GP"), Precision Tube Technology, L.P., a Texas limited partnership ("PRECISION"), Tubular Transport Services, Inc., a Texas corporation ("TTS" and collectively with the Company, SeaCAT, SEAC, C&P, Investment, Tube, Holding, Maverick GP, Precision GP and Precision, the "US BORROWERS" and individually, a "US BORROWER"), Prudential Steel Ltd., an Alberta corporation ("PRUDENTIAL"), Maverick Exchangeco (Nova Scotia) ULC, a Nova Scotia unlimited liability company ("EXCHANGECO"), Maverick Tube (Canada) Inc., an Alberta corporation ("TUBE CANADA"), Precision Tube Canada Limited, an Alberta corporation ("PRECISION CANADA"), Maverick Tube Canada LP, an Alberta limited partnership ("CANADA LP"), Maverick Tube Canada GP, Ltd., an Alberta limited corporation ("CANADA GP"), Maverick Tube Canada ULC, a Nova Scotia unlimited liability company ("MAVERICK ULC"), Maverick Tube International Holdings, Inc., a Delaware corporation ("INTERNATIONAL HOLDINGS"), Prudential Steel Holdings, ULC, a Nova Scotia unlimited liability company ("PRUDENTIAL HOLDINGS", and collectively with Prudential, Exchangeco, Tube Canada, Precision Canada, Canada LP, Canada GP, Maverick ULC and International Holdings, the "CANADIAN BORROWERS" and individually, a "CANADIAN BORROWER") (the US Borrowers and the Canadian Borrowers are together referred to herein as the "BORROWERS" and individually, a "BORROWER"), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), individually as a Lender, as an Issuing Bank, as the Swingline Lender and as the Administrative Agent, CIT Business Credit Canada Inc., individually as a Lender, as an Issuing Bank and as the Canadian Administrative Agent, General Electric Capital Corporation, as a Lender and as the Documentation Agent, and each of the other Lenders that is a signatory hereto.

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2002 (as amended from time to time, the "CREDIT AGREEMENT;" unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Ninth Amendment), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

     WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement to (a) allow for up to an aggregate amount of $20,000,000 in loans to or investments in the Canadian Borrowers by the US Borrowers, (b) permit the sale and leaseback of TTS' railcars, (c) increase the amount of Capital Expenditures permitted in connection with the establishment of the Consolidated Facility by $7,000,000, (d) allow for up to $12,000,000 of Capital Expenditures for plant expansion at Precision's facility located in Houston, Texas, and (e) allow for the creation of new subsidiaries by the Company in connection with the establishment of the Consolidated Facility; and

     WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers' requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this Ninth Amendment, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this
Section 1.

          1.1 AMENDED DEFINITION. The definition of "FINANCING DOCUMENTS" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

               "FINANCING DOCUMENTS" shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment the Notes, the Security Instruments, the Applications, Borrowing Requests, Borrowing Base Reports, the Cash Collateral Account Agreements, the Canadian Fee Letter, the Fee Letter, and the other documents, instruments or agreements described in Section 3.1 and Section 3.2, together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

          1.2 ADDITIONAL DEFINITIONS. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following defined terms:

               "NINTH AMENDMENT" shall mean the Ninth Amendment to Amended and Restated Credit Agreement dated as of March 14, 2005, by and among the Borrowers, the Administrative Agent and the Lenders.

               "TTS" means Tubular Transport Services, Inc., a Texas corporation and a US Borrower.

          1.3 AMENDMENT TO INDEBTEDNESS COVENANT. Section 7.2 of the Credit Agreement shall be amended to delete the "and" at the end of clause (l), to delete the period at the end of clause (m) thereof, to insert in lieu of such period "; and", and to add thereto a new clause (n) which shall read in full as follows:

          (n) loans and advances made by any US Borrower to any Canadian Borrower; provided, that, the aggregate amount of loans and advances and all investments and loans made by US Borrowers in or to Canadian Borrowers shall not exceed $20,000,000 outstanding at any time.

          1.4 AMENDMENT TO MERGER, SALES, ETC. COVENANT. Section 7.4 of the Credit Agreement shall be amended to delete the "and" at the end of clause (k), to insert the following at the end of clause (l) thereof:

     , and (m) TTS may sell and lease back up to 91 railcars it owns as of March 14, 2005 pursuant to a sale and leaseback transaction with a third party in the business of providing such financing arrangements and otherwise on terms acceptable to the Administrative Agent in its sole and absolute discretion.

          1.5 AMENDMENT TO INVESTMENT; LOANS; ETC. COVENANT. Section 7.6 of the Credit Agreement shall be amended to delete the "and" at the end of clause (j), to delete the period at the end of clause (k) thereof, to insert in lieu of such period "; and", and to add thereto a new clause (l) which shall read in full as follows:

          (l) loans, advances and investments by any US Borrower to or in any Canadian Borrower; provided, that, the sum of the aggregate amount of all loans, advances and investments made by US Borrowers to or in Canadian Borrowers shall not exceed $20,000,000 outstanding at any time.

          1.6 AMENDMENT TO SALES AND LEASEBACKS COVENANT. Section 7.7 of the Credit Agreement shall be amended to add the following immediately before the period at the end of such section:

          ; provided, that, TTS shall be permitted to enter into a sale and leaseback transaction pursuant to which it will sell and lease back up to 91 railcars it owns as of March 14, 2005 with a third party in the business of providing such financing arrangements and otherwise on terms acceptable to the Administrative Agent in its sole and absolute discretion.

          1.7 AMENDMENT TO CAPITAL EXPENDITURES COVENANT. Section 7.15 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          Section 7.15 CAPITAL EXPENDITURES. Make Capital Expenditures in any Fiscal Year in excess of (a) $30,000,000 in the aggregate for all Borrowers, plus (b) up to an additional $62,000,000 in Fiscal Years 2004 and 2005 (such $62,000,000 to be an aggregate limit for both such Fiscal Years combined) for the construction and outfitting of the Consolidated Facility, plus (c) $12,000,000 in Fiscal Year 2005 for the expansion of the production capacity at Precision's

     Houston, Texas facility; provided, that, no Capital Expenditures shall be made (and no Borrower shall enter into any commitment to make any Capital Expenditure) if, before or after giving effect to the making of such Capital Expenditure (or entering into such commitment), a Default exists or would result therefrom.

          1.8 AMENDMENT TO ACQUISITIONS; CREATION OF SUBSIDIARIES COVENANT.
Section 7.17 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          Section 7.17 ACQUISITIONS; CREATION OF SUBSIDIARIES. Create or acquire any Subsidiary or any asset or operating division of any other Person other than (i) the Acquisition Transactions, (ii) the Merger Transactions, (iii) the formation of SC Acquisition, (iv) the Texas Arai Acquisition Transactions, (v) the purchase of inventory in the ordinary course of business, (vi) the purchase of capital assets expressly permitted hereunder, and (vii) the creation of directly or indirectly wholly owned domestic subsidiaries of the Company in connection with the establishment of the Consolidated Facility; provided, that, the creation of such directly or indirectly wholly owned subsidiaries shall be subject to the provisions of this Agreement, including, without limitation, each such Subsidiary being required to become a US Borrower hereunder pursuant to Section 6.9 hereof.

          SECTION 2. REPRESENTATIONS AND WARRANTIES. In order to induce each Agent and each Lender to enter into this Ninth Amendment, the Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

          2.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of each Borrower contained in the Financing Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

          2.2 DUE AUTHORIZATION, NO CONFLICTS. The execution, delivery and performance by the Borrowers of this Ninth Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Ninth Amendment, are within the Borrowers' corporate, partnership, unlimited liability company, or limited liability company powers, as applicable, have been duly authorized by all necessary corporate, partnership, unlimited liability company or limited liability company action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries except for Permitted Liens.

          2.3 VALIDITY AND BINDING EFFECT. This Ninth Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Ninth Amendment each constitutes the valid and binding obligations of the applicable Borrowers enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

          2.4 ABSENCE OF DEFAULTS. Neither a Default nor an Event of Default has occurred which is continuing.

          2.5 NO DEFENSE. No Borrower has any defense to payment, counterclaim or rights of set-off with respect to the Lender Indebtedness on the date hereof.

     SECTION 3. MISCELLANEOUS.

          3.1 REAFFIRMATION OF FINANCING DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) until the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) has been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Lender Indebtedness (or Canadian Lender Indebtedness in the use of Canadian Borrowers) or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

          3.2 FEES AND EXPENSES. The Borrowers hereby agree to pay on demand all fees and expenses due and owning in connection with this Ninth Amendment, including, without limitation, all fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent.

          3.3 PARTIES IN INTEREST. All of the terms and provisions of this Ninth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          3.4 COUNTERPARTS, EFFECTIVENESS OF NINTH AMENDMENT. This Ninth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Ninth Amendment until this Ninth Amendment has been executed by each Borrower and all Lenders, at which time this Ninth Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, each Agent and all Lenders. Facsimiles shall be effective as originals.

           3.5 COMPLETE AGREEMENT. THIS Ninth Amendment, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

           3.6 HEADINGS. The headings, captions and arrangements used in this Ninth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Ninth Amendment, nor affect the meaning thereof.

           3.7 NO IMPLIED WAIVERS. No failure or delay on the part of the Lenders or the Agents in exercising, and no course of dealing with respect to, any right, power or privilege under this Ninth Amendment, the Credit Agreement or any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Ninth Amendment, the Credit Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

           3.8 REVIEW AND CONSTRUCTION OF DOCUMENTS. The Borrowers hereby acknowledge, and represent and warrant to the Lenders, that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Ninth Amendment with their legal counsel, (b) the Borrowers have reviewed this Ninth Amendment and fully understand the effects thereof and all terms and provisions contained herein,
(c) the Borrowers have executed this Ninth Amendment of their own free will and volition, and (d) this Ninth Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this Ninth Amendment shall be construed to be part of the operative terms and provisions of this Ninth Amendment.

           3.9 ARMS-LENGTH/GOOD FAITH. This Ninth Amendment has been negotiated at arms-length and in good faith by the parties hereto.

           3.10 INTERPRETATION. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Ninth Amendment are for convenience only and shall not affect the interpretation of this Ninth Amendment.

           3.11 SEVERABILITY. In case any one or more of the provisions contained in this Ninth Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Ninth Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

           3.12 FURTHER ASSURANCES. The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders or the Agents as necessary or advisable to carry out the intents and purposes of this Ninth Amendment.

           3.13 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE BORROWERS, THE AGENTS, THE ISSUING BANKS AND THE LENDERS (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY

HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS NINTH AMENDMENT, THE CREDIT AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment as of the day and year first above written.

                                       JPMORGAN CHASE BANK, N.A.,
                                       as a Lender, as the Issuing Bank, as the Swingline Lender and as the
                                       Administrative Agent

                                       By: /s/ Christopher D. Capriotti
                                           -------------------------------------
                                               Christopher D. Capriotti
                                               Vice President

                                       JPMORGAN CHASE BANK,  N.A., TORONTO
                                       BRANCH, as a Lender

                                       By: /s/ Christine Chan
                                          --------------------------------------
                                               Christine Chan
                                               Vice President

                                       CIT BUSINESS  CREDIT  CANADA INC., as
                                       a Lender and as the Canadian
                                       Administrative Agent

                                       By: /s/ Donald Rogers
                                           -------------------------------------
                                               Donald Rogers
                                               Senior Vice President

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as a Lender and as the Documentation
                                       Agent

                                       By: /s/ Timothy Canon
                                           -------------------------------------
                                               Timothy Canon
                                               Its Duly Authorized Signatory

                                       GENERAL ELECTRIC CAPITAL CANADA INC.,
                                       as a Lender

                                       By: /s/ Ellis Gaston
                                           ------------------------------------
                                                   Ellis Gaston
                                                   Vice President
                                            General Electric Capital Canada Inc.

                                 Signature Page

                                      THE CIT GROUP/BUSINESS CREDIT, INC., as a
                                      Lender

                                      By: /s/ Grant Weiss
                                          --------------------------------------
                                              Grant Weiss
                                              Vice President

                                      U.S. BANK NATIONAL ASSOCIATION, as a
                                      Lender

                                      By: /s/ Thomas Visconti
                                          --------------------------------------
                                              Thomas Visconti
                                              Vice President

                                      FLEET CAPITAL GLOBAL FINANCE, INC., as a
                                      Lender

                                      By: /s/ Doug McKenzie
                                          --------------------------------------
                                              Vice President
                                              Doug McKenzie

                                      FLEET CAPITAL CORPORATION, as a Lender

                                      By: /s/ Edward M. Bartkowski
                                          --------------------------------------
                                              Edward M. Bartkowski
                                                         SVP

                                      RBC CENTURA BANK, as a Lender

                                      By: /s/ E. Mark Stubblefield
                                          --------------------------------------
                                              E. Mark Stubblefield
                                              Market Manager

                                      ROYAL BANK OF CANADA, as a Lender

                                      By: /s/ D. Eurich
                                          --------------------------------------
                                              D. Eurich
                                              Authorized Signatory

                                 Signature Page

                                           CITIZENS BUSINESS CREDIT, as a Lender

                                           By: /s/ Stephen D. Metts
                                               ---------------------------------
                                                Stephen D. Metts
                                                Vice President

                                   MAVERICK TUBE CORPORATION

                                   By: /s/ Pamela G. Boone
                                       ----------------------------------------
                                            Pamela G. Boone
                                            Vice President

                                   SEACAT, L.P.

                                   By: Precision GP, LLC, its general partner

                                            By:   Maverick Tube Corporation, its
                                                  sole member

                                                  By: /s/ Pamela G. Boone
                                                      --------------------------
                                                        Pamela G. Boone
                                                        Vice President

                                   SEAC ACQUISITION, LLC

                                   By: Maverick Tube Corporation, its sole
                                       member

                                       By: /s/ Pamela G. Boone
                                           -------------------------------------
                                               Pamela G. Boone
                                               Vice President

                                   MAVERICK C&P, INC.

                                   By: /s/ Pamela G. Boone
                                       -----------------------------------------
                                            Pamela G. Boone
                                            Vice President

                                   MAVERICK INVESTMENT, LLC

                                   By: Maverick Tube Corporation,
                                       its sole member

                                       By: /s/ Pamela G. Boone
                                           -------------------------------------
                                               Pamela G. Boone
                                               Vice President

                                 Signature Page

                                   MAVERICK TUBE, L.P.

                                   By: Maverick GP, LLC,
                                       its general partner

                                       By: Maverick Tube Corporation,
                                           its sole member

                                           By: /s/ Pamela G. Boone
                                               ---------------------------------
                                                   Pamela G. Boone
                                                   Vice President

                                   PRECISION TUBE HOLDING, LLC

                                   By: Maverick Tube Corporation, its sole
                                       member

                                       By: /s/ Pamela G. Boone
                                           -------------------------------------
                                               Pamela G. Boone
                                               Vice President

                                   MAVERICK GP, LLC

                                   By: Maverick Tube Corporation, its sole
                                       member

                                       By: /s/ Pamela G. Boone
                                           -------------------------------------
                                               Pamela G. Boone
                                               Vice President

                                   PRECISION GP, LLC

                                   By: Maverick GP, LLC, its sole member

                                       By: Maverick Tube Corporation, its sole
                                           member

                                           By: /s/ Pamela G. Boone
                                               ---------------------------------
                                                   Pamela G. Boone
                                                   Vice President

                                 Signature Page

                               PRECISION TUBE TECHNOLOGY, L.P.

                               By: Precision GP, LLC, its general partner

                                   By: Maverick GP, LLC, its sole member

                                   By: Maverick Tube Corporation, its sole
                                       member

                                       By: /s/ Pamela G. Boone
                                           -------------------------------------
                                                Pamela G. Boone
                                                Vice President

                               PRUDENTIAL STEEL LTD.

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                        Pamela G. Boone
                                        Vice President and Secretary

                               MAVERICK TUBE (CANADA) INC.

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                        Pamela G. Boone
                                        Vice President and Secretary

                               MAVERICK EXCHANGECO (NOVA SCOTIA) ULC

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                        Pamela G. Boone
                                        Vice President and Secretary

                               PRECISION TUBE CANADA LIMITED

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                      Pamela G. Boone
                                      President

                               MAVERICK TUBE CANADA GP, LTD.

                               By: /s/ Pamela G. Boone
                                   --------------------------------------------
                                       Pamela G. Boone
                                       President

                                 Signature Page

                              MAVERICK TUBE CANADA LP

                              By: Maverick Tube Canada GP, Ltd., its general partner

                                   By: /s/ Pamela G. Boone
                                       -----------------------------------------
                                            Pamela G. Boone
                                            President

                              MAVERICK TUBE INTERNATIONAL HOLDINGS, INC.

                              By:  /s/ Pamela G. Boone
                                   ---------------------------------------------
                                      Pamela G. Boone
                                      Vice President

                              MAVERICK TUBE CANADA ULC

                              By:  /s/ Pamela G. Boone
                                   ----------------------------------------
                                       Pamela G. Boone
                                       Director

                              PRUDENTIAL STEEL HOLDINGS, ULC

                              By:  /s/ Pamela G. Boone
                                   ----------------------------------------
                                       Pamela G. Boone
                                       President

                              TUBULAR TRANSPORT SERVICES, INC.

                              By:  /s/ Pamela G. Boone
                                   ----------------------------------------
                                       Pamela G. Boone
                                       Vice President

                                 Signature Page